UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 29, 2013

DIRECT INSITE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Broward Boulevard, Suite 1550, Fort Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 29, 2013, Direct Insite Corp. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, shareholders of record on April 8, 2013 were entitled to vote 12,338,469 shares of the Company’s common stock (the “Common Stock”).  A total of 10,311,744 shares of Common Stock (83.57% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected three Class II director nominees to hold office until the 2016 Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal, (ii) ratified the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2013, (iii) approved an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers, and (iv) approved every three years in an advisory, non-binding resolution as the frequency of the advisory vote on the compensation of the Company’s named executive officers.  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Election of Directors

The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors.  The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Abstentions	Broker Non- Votes
Thomas C. Lund	7,276,579	2,129	0	3,033,036
John J. Murabito	7,276,977	1,731	0	3,033,036
Matthew E. Oakes	7,273,783	4,925	0	3,033,036

Ratification of Appointment of Independent Registered Public Accountants

The shareholders of the Company ratified the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2013.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,286,972	2,533	22,239	0

Advisory Vote on Executive Compensation

The shareholders of the Company approved an advisory resolution regarding the compensation of the Company’s named executive officers by a non-binding vote.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,124,098	87,291	67,319	3,033,036

Advisory Vote on the Frequency of Votes on Executive Compensation

The shareholders of the Company approved the holding of advisory votes on executive compensation every three years by a non-binding vote.  The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
1,077,635	2,113	6,190,469	8,491	3,033,036

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Direct Insite Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT INSITE CORP.

/s/ Jeff Yesner
Jeff Yesner
Chief Financial Officer

Dated: May 30, 2013